SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): Ferbruary 12, 2020

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 12, 2020, we entered into a Memorandum of Understanding and Shareholders Agreement with Jesus Vega and our officer and director, Leandro Iglesias. The agreement concerns the formation of a joint venture named QGLOBAL SMS, LLC for the development of the wholesale SMS business.

Under the agreement, Mr. Vega will contribute to the joint venture by developing the international SMS business in the areas of wholesale and retail (person to person (PSP) and application to person (A2P)) as well as the sale of such services internationally. Mr. Vega will also contribute the entire volume of sales in the SMS business that he has in a company that he owns. He will assign all contracts with suppliers and customers, the lease contract for the Interconnection platform, as well as the personnel currently working in the aforementioned company. His current business has a monthly sales volume as of the end of January 2020 of $50,000.

Once QGLOBAL SMS, LLC reaches monthly sales of $50,000 for three consecutive months, provided the percentage of gross monthly margin is maintained above 12%, we are committed to invest $50,000 to prepay SMS providers, and an additional $200,000 to be used to pay SMS providers based on the amount of sales reached. We have also agreed to transfer the interconnection agreements for SMS signed by our subsidiary, Etelix.com USA, LLC, within 30 days of execution of the joint venture.

Mr. Iglesias has agreed to transfer to us his 50% interest in the already formed QGLOBAL SMS, LLC. Mr. Vega will transfer 1% of his interest for a total of 51% to us and 49% to Mr. Vega. QGLOBAL SMS, LLC will have 4 board members, which will include Mr. Iglesias, Italo Segnini, Mr. Vega and our CFO, Alvaro Quintana.

Mr. Vega will be entitled to a salary of $3,500 per month and bonuses as set forth in the agreement to be paid in shares of our common stock at a value of $1.30 per share.

We have been granted an option to purchase Mr. Vega’s interest in the joint venture after 18 months.

The foregoing description of the agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.01.

SECTION 8 – OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

On February 12, 2020, we issued a press release concerning the joint venture. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Memorandum of Understanding and Shareholders Agreement, dated February 12, 2020
99.1	Press Release, dated February 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date February 19, 2020